Exhibit 23



                                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

ILLINOIS CENTRAL CORPORATION

         As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 20, 1997 included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, into Illinois Central Corporation's previously filed Form S-8 Registration
Statements File Nos. 33-41052, 33-51924, 33-54709, 33-57757 and 33-61095.








                                                           ARTHUR ANDERSEN LLP





Chicago, Illinois
March 19, 1997


                                                       E-16

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